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Exhibit 10.5

FOURTH AMENDMENT TO ASSET AND
LAND PURCHASE AGREEMENT

        This FOURTH AMENDMENT TO ASSET AND LAND PURCHASE AGREEMENT ("Fourth Amendment") is executed as of the 27th day of October, 2000 by and among STARWOOD HOTELS & RESORTS WORLDWIDE, INC., SHERATON GAMING CORPORATION and SHERATON SGC SUB CORPORATION (f/k/a SHERATION DESERT INN CORPORATION) (collectively, "Sellers") and VALVINO LAMORE, LLC ("VL"), STEPHEN A. WYNN ("Wynn"), RAMBAS MARKETING CO., LLC. ("Rambas") and DESERT INN WATER COMPANY, LLC ("DIWC"; together with Rambas, Wynn and VL, the "Purchaser").

RECITALS

        A.    Sellers and Purchaser executed that certain Asset and Land Purchase Agreement dated as of April 28, 2000 pursuant to which Sellers agreed to sell and Purchaser agreed to purchase The Desert Inn Hotel and Casino and other related assets (the "Original Purchase Agreement").

        B.    The Original Purchase Agreement was amended by (i) a First Amendment to Asset and Land Purchase Agreement, executed as of May 26, 2000 (the "First Amendment"), (ii) a Second Amendment to Asset and Land Purchase Agreement, executed as of June 16, 2000 (the "Second Amendment"), and (iii) a Third Amendment to Asset and Land Purchase Agreement, executed as of June 22, 2000 (the "Third Amendment"). The Original Purchase Agreement as amended by the First Amendment, the Second Amendment and the Third Amendment is referred to herein as the "Purchase Agreement."

        C.    Subsequent to Closing, the parties found themselves in dispute concerning the calculation of Closing Net Working Capital.

        D.    The parties are nearing a resolution of their dispute concerning the calculation of Closing Net Working Capital and desire to extend certain timetables set forth in the Purchase Agreement in order to provide additional time to finally resolve such dispute.

        Now, THEREFORE, in consideration of the foregoing Recitals, the covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AMENDMENT

        1.    Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.

        2.    Pursuant to Section 1.5(c) of the Purchase Agreement, if Sellers did not agree with Purchaser's calculation of the Closing Net Working Capital, Sellers were entitled to a forty-five (45) day period after receipt of Purchaser's calculation of the Closing Net Working Capital to provide Purchaser with written notice of such disagreement. The parties hereby amend the Purchase Agreement to provide that such forty-five (45) day period is extended to, and shall expire on, November 17, 2000. The remainder of the dispute resolution provisions set forth in Section 1.5(c) of the Purchase Agreement shall remain in full force and effect.

        3.    The Purchase Agreement, as modified by this Fourth Amendment, shall continue in full force and effect, and this Fourth Amendment shall constitute a part of the Purchase Agreement. All references in the Purchase Agreement to itself shall be deemed references to the Purchase Agreement as amended hereby.

        4.    This Fourth Amendment may be signed in one or more counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument. Facsimile copies hereof and facsimile signatures hereon shall have the force and effect of originals.

        IN WITNESS WHEREOF, the parties have hereunto caused this Fourth Amendment to be duly executed as of the date first above written.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
By:	/s/ Thomas M. Smith
	Name:	Thomas M. Smith
	Title:	Senior Vice President
SHERATON GAMING CORPORATION
By:	/s/ Thomas M. Smith
	Name:	Thomas M. Smith
	Title:	Vice-President
SHERATON SGC SUB COPORATION (f/k/a SHERATON DESERT INN CORPORATION)
By:	/s/ Thomas M. Smith
	Name:	Thomas M. Smith
	Title:	President
Valvino Lamore, LLC
By:	/s/ Stephen A. Wynn
	Name:	Stephen A. Wynn
	Title:	Manager
/s/ Stephen A. Wynn Stephen A. Wynn, an individual
Desert Inn Water Company, LLC
By:	/s/ Stephen A. Wynn
	Name:	Stephen A. Wynn
	Title:	Sole Member
Rambas Marketing Co., LLC
By:	Valvino Lamore, LLC
	Its:	Sole Member
	By:	/s/ Stephen A. Wynn
		Name:	Stephen A. Wynn
		Title:	Manager

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  Exhibit 10.5
FOURTH AMENDMENT TO ASSET AND LAND PURCHASE AGREEMENT